INDEX                                                             EXHIBIT 2
 TO
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1997

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,825               $5,825
     Transmission                                 1,561                1,561
     Distribution                                 4,352                4,352
     General                                      1,358                1,358
     Construction work in progress                  169                  169
     Nuclear fuel                                   195                  195
   Other Diversified                                191                  191
                                             --------------------------------
                                                 13,651               13,651
   Less - Accumulated depreciation                5,117                5,117
                                             --------------------------------
                                                  8,534                8,534
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              390                  390
   Accounts receivable                            1,208                1,208
   Materials and supplies, at average cost          176                  176
   Electric fuel inventory                           71                   71
   Under-recovered fuel costs                        99                   99
   Prepayments and other                             58                   58
                                             --------------------------------
                                                  2,002                2,002
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             505                  505
   Mirror CWIP asset - net                          289                  289
   Other non-utility investments                    441                  441
   Income tax related regulatory assets, net        248                  248
   Goodwill                                       1,405                1,405
   Other                                            379                  379
                                             --------------------------------
                                                  3,267                3,267
                                             --------------------------------

                                                $13,803        $0    $13,803
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,039                1,039
     Retained earnings                            1,815                1,815
     Foreign currency translation and other          33                   33
                                             --------------------------------
     Total Common Stock Equity                    3,630                3,630
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            176                  176
     Subject to mandatory redemption                 26                   26
   Subsidiary obligated, mandatorily redeemable,
     trust preferred securities                     323                  323
   Long-term debt                                 3,933                3,933
                                             --------------------------------
     Total Capitalization                         8,088                8,088
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       204                  204
   Short-term debt                                  439                  439
   Short-term debt - CSW Credit                     849                  849
    Loan Notes                                       65                   65
   Accounts payable                                 510                  510
   Accrued taxes                                    447                  447
   Accrued interest                                 129                  129
   Other                                            303                  303
                                             --------------------------------
                                                  2,946                2,946
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,235                2,235
   Investment tax credits                           282                  282
   Other                                            252                  252
                                             --------------------------------
                                                  2,769                2,769
                                             --------------------------------

                                                $13,803        $0    $13,803
                                             ================================


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,174
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,237
   United Kingdom Cost of Sales                   1,298
   Operating and maintenance                      1,086
   Depreciation and amortization                    467
   Taxes, other than income                         183
   Income taxes                                     151
                                             -----------

                                                  4,422
                                             -----------

 OPERATING INCOME                                   752
                                             -----------

 OTHER INCOME AND DEDUCTIONS                         34
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     786
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       336
   Distributions on trust preferred securities       11
   Interest on short-term debt and other             77
                                             -----------

                                                    424
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  361
                                             -----------

 DISCONTINUED OPERATIONS
   Gain on the sale of discontinued
     operations, net of tax of $0.07                  7
                                             -----------

 INCOME BEFORE EXTRAORDINARY ITEM                   368

 EXTRAORDINARY ITEM - UK Windfall Profits Tax      (176)
                                             -----------

 NET INCOME                                         192
   Less: preferred stock dividends                   14
   Gain on reacquired preferred stock                10
                                             -----------

 NET INCOME FOR COMMON STOCK                       $188
                                             ===========


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1996         $1,996

 Add: Net income for common stock                   188
                                             -----------

                                                  2,184
                                             -----------

 Deduct: Common stock dividends                     369
         Retained earnings adjustment                 0
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997         $1,815
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,951                3,951
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments                2                    2
   Accounts and interest receivable - Affiliated    128                  128
   Prepayments and other                              4                    4
                                             --------------------------------

                                                    134                  134
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   14                   14
                                             --------------------------------

                                                 $4,099        $0     $4,099
                                             ================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,039                1,039
   Retained earnings                              1,815                1,815
   Foreign currency translation and other             5                    5
                                             --------------------------------

      Total Common Stock Equity                   3,602                3,602
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,602                3,602
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  439                  439
   Accounts payable and other                        60                   60
                                             --------------------------------

                                                    499                  499
                                             --------------------------------

 DEFERRED CREDITS                                    (2)                  (2)
                                             --------------------------------

                                                 $4,099        $0     $4,099
                                             ================================



 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $122
     Public Service Company of Oklahoma                        55
     Southwestern Electric Power Company                       96
     West Texas Utilities Company                              24
     SEEBOARD U.S.A.                                          (58)
     CSW Credit, Inc.                                           9
     CSW Energy, Inc.                                           6
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (4)
     CSW Communications, Inc.                                  (7)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                21
                                                        ----------

                                                             $263
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        65
    Depreciation and amortization expense                       1
    Interest expense                                           38
    Taxes, other than income                                    2
    Federal income taxes                                      (24)
                                                        ----------

                                                               82
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net
      of tax of $0.07                                           7
                                                        ----------


 NET INCOME                                                  $188
                                                        ==========


 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,390               $1,390
    Transmission                                    468                  468
    Distribution                                    859                  859
    General                                         310                  310
    Construction work in progress                    35                   35
                                             --------------------------------

                                                  3,062                3,062
    Less - Accumulated depreciation               1,209                1,209
                                             --------------------------------

                                                  1,853                1,853
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              27                   27
    Accounts receivable                              56                   56
    Materials and supplies, at average costs         25                   25
    Fuel inventory                                   29                   29
    Under-recovered fuel costs                       19                   19
    Prepayments and other                            16                   16
                                             --------------------------------

                                                    172                  172
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   85                   85
                                             --------------------------------

                                                 $2,110        $0     $2,110
                                             ================================


 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               349                  349
                                             --------------------------------

      Total common stock equity                     730                  730

    Preferred stock
      Not subject to mandatory redemption             5                    5
      Subject to mandatory redemption                26                   26
    SWEPCO obligated, mandatorily redeemable,
      trust preferred securities                    106                  106
    Long-term debt                                  547                  547
                                             --------------------------------

      Total capitalization                        1,414                1,414
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           4                    4
    Accounts payable                                 58                   58
    Payable to affiliates                            60                   60
    Customer deposits                                12                   12
    Accrued taxes                                    42                   42
   Accumulated deferred income taxes                  8                    8
    Accrued interest                                 12                   12
    Other                                            12                   12
                                             --------------------------------

                                                    208                  208
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                393                  393
    Investment tax credits                           68                   68
    Income tax related regulatory liabilities, net   18                   18
    Other                                             9                    9
                                             --------------------------------

                                                    488                  488
                                             --------------------------------

                                                 $2,110        $0     $2,110
                                             ================================


 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $927
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             382
   Purchased power                                   24
   Other Operating                                  143
   Maintenance                                       44
   Depreciation and amortization                     95
   Taxes, other than income                          54
   Income taxes                                      41
                                             -----------

                                                    783
                                             -----------

 OPERATING INCOME                                   144
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          2
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     146
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        41
   Distributions on trust preferred securities        4
   Interest on short-term debt and other              4
                                             -----------

                                                     49
                                             -----------


 NET INCOME                                          97

   Less: preferred stock dividends                    3
   Gain on reacquired preferred stock                 2
                                             -----------

 NET INCOME FOR COMMON STOCK                        $96
                                             ===========


 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $325
 Add: Net income (loss) for common stock             96
                                             -----------

                                                    421
 Deduct: Common stock dividends                      72
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997           $349
                                             ===========


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 SOUTHWESTERN ELECTRIC POWER COMPANY

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1997, other than in the ordinary course of business.




 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71